Exhibit 32.1
Certification pursuant to
18 U.S.C. Section 1350,
as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Edgewater Bancorp, Inc. (“Company”) on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof  (the “Report”), I, Richard E. Dyer, President and Chief Executive Officer and I, Coleen S. Frens-Rossman, Senior Vice President and Chief Financial Officer of the Company certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:
(1)
the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

(2)
the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2016	/s/ Richard E. Dyer
Date	Richard E. Dyer President and Chief Executive Officer
March 29, 2016	/s/ Coleen S. Frens-Rossman
Date	Coleen S. Frens-Rossman Senior Vice President and Chief Financial Officer